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                         TERMINATION ENDORSEMENT NO. 1
                       attached to and made part of the

                   RETROCESSIONAL AGREEMENT NO. 8DDDR01-C122
                         (HEREINAFTER "ENDORSEMENT")

                                    between

                         AMERICAN RE-INSURANCE COMPANY,

                   INTER-OCEAN REINSURANCE COMPANY, LTD., AND

                           ZENITH INSURANCE COMPANY,
                          CALFARM INSURANCE COMPANY,
                          ZNAT INSURANCE COMPANY AND
                         ZENITH STAR INSURANCE COMPANY

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It is noted and agreed that the Special Endorsement to the Retrocessional
Agreement No. 8DDDR01-C122 effective on August 1, 1998 is cancelled as of December 31, 1999. This Termination Endorsement becomes effective concurrently with the effective date of the treaty Endorsement No. 1.

Signed for and on behalf of
INTER-OCEAN REINSURANCE COMPANY LTD.



/s/ Desmond Nash
------------------------------------
SIGNATURE



VICE PRESIDENT                                         12-22-99
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TITLE                                        DATE

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and for and on behalf of
ZENITH INSURANCE COMPANY,
CALFARM INSURANCE COMPANY,
ZNAT INSURANCE COMPANY AND
ZENITH STAR INSURANCE COMPANY


/s/ Jack D. Miller
------------------------------------

Dated this 22nd day of December, 1999